CASH, CASH EQUIVALENTS AND RESTRICTED CASH - Schedule of Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents	$ 1,652,890	$ 1,755,351
Current portion of restricted cash	285	13
Non-current portion of restricted cash	140	406
Total cash, cash equivalents and restricted cash	$ 1,653,315	$ 1,755,770	$ 1,432,502	$ 1,520,589